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                                                                     Exh. (a)(2)

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED
                                  STATES CODE)

In connection with the attached Report of Harris Associates Investment Trust (the "Registrant") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Registrant does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in the Report.

Dated:  May 14, 2004
      ---------------------


/s/ John R. Raitt
---------------------------
John R. Raitt
Principal Executive Officer


Dated:  May 14, 2004
      ---------------------


/s/ Kristi L. Rowsell
---------------------------
Kristi L. Rowsell
Principal Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.